UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On January 29, 2025, (i) CenterPoint Energy, Inc. (“CenterPoint”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into an Extension Agreement to the Second Amended and Restated Credit Agreement (the “CenterPoint Amendment”), amending CenterPoint’s Second Amended and Restated Credit Agreement dated December 6, 2022 (the “CenterPoint Credit Agreement”), (ii) CenterPoint’s indirect wholly-owned subsidiary, CenterPoint Energy Houston Electric, LLC (“Houston Electric”), Mizuho Bank, Ltd., as administrative agent, and the banks party thereto entered into an Extension Agreement to the Second Amended and Restated Credit Agreement (the “Houston Electric Amendment”), amending Houston Electric’s Second Amended and Restated Credit Agreement dated as of December 6, 2022 (the “Houston Electric Credit Agreement”), (iii) CenterPoint’s indirect wholly-owned subsidiary, CenterPoint Energy Resources Corp. (“CERC”), Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto entered into an Extension Agreement (the “CERC Amendment”), amending CERC’s Second Amended and Restated Credit Agreement dated as of December 6, 2022 (the “CERC Credit Agreement”), and (iv) CenterPoint’s indirect wholly-owned subsidiary, Southern Indiana Gas and Electric Company (“SIGECO”), Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto entered into an Extension Agreement (the “SIGECO Amendment” and, together with the CenterPoint Amendment, the Houston Electric Amendment and the CERC Amendment, the “Amendments”), amending SIGECO’s Credit Agreement dated as of December 6, 2022 (the “SIGECO Credit Agreement” and together with the CenterPoint Credit Agreement, the Houston Electric Credit Agreement, and the CERC Credit Agreement, the “Credit Agreements”).

The Amendments, among other things, extend the maturity date of the lenders’ commitments thereunder by one year from December 6, 2027 to December 6, 2028 under each Credit Agreement.

The Amendments are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreements, as amended by the Amendments.

Item 9.01.    Financial Statements and Exhibits.

    The exhibits listed below are filed herewith. The agreements included as exhibits are included only to provide information to investors regarding their terms. The agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matters.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1
Extension Agreement to Second Amended and Restated Credit Agreement, dated as of January 29, 2025 among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

10.2
Extension Agreement to Second Amended and Restated Credit Agreement, dated as of January 29, 2025 among CenterPoint Energy Houston Electric, LLC, Mizuho Bank, Ltd., as administrative agent, and the banks party thereto.

10.3
Extension Agreement to Second Amended and Restated Credit Agreement, dated as of January 29, 2025 among CenterPoint Energy Resources Corp., Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto.

10.4
Extension Agreement to Credit Agreement, dated as of January 29, 2025 among Southern Indiana Gas and Electric Company, Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: January 29, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: January 29, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: January 29, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer